UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

LATTICE STRATEGIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies: N/A

2)	Aggregate number of securities to which transaction applies: N/A

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4)	Proposed maximum aggregate value of transaction: N/A

5)	Total fee paid: N/A

☐	Fee paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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LATTICE STRATEGIES LLC
101 Montgomery Street, 27th Floor
San Francisco, CA 94104

July 1, 2016

By Email

[Owner Name]
[Address]

[Address]

Re:	Proxy Voting Instruction

Dear [Owner Name]:

Background

As you are aware, Lattice Strategies LLC (“Lattice”) currently serves as investment adviser to your separately managed account (the “Account”). Lattice recently announced that it entered into an Agreement and Plan of Merger pursuant to which Lattice will be acquired by Hartford Funds Management Company, LLC (“Hartford Funds”) and following which Lattice will become a wholly-owned subsidiary of Hartford Funds (the “Transaction”). The Transaction is expected to be completed during the third quarter of 2016, subject to customary closing conditions.

This letter and the materials enclosed with this letter are intended to provide you with formal notice of the Transaction and to seek your instruction to execute a Transaction-related proxy card on behalf of the Account.

Your Account is a shareholder of one or more of the series of funds (the “Funds”) of Lattice Strategies Trust (the “Trust”), each of which is also advised by Lattice. In connection with the Transaction, a special meeting of the shareholders of the Funds will be held on July 25, 2016 (the “Special Meeting”) to vote on the following proposals (the “Proposals”):

1.	To approve a new Investment Advisory Agreement between the Trust, on behalf of the Funds, and Lattice;

2.	To approve a new Investment Sub-Advisory Agreement between Lattice and Mellon Capital Management Corporation;

3.	To approve the following amendments to the Trust’s Declaration of Trust:

(a)	an amendment removing the limitation on reclassifying or changing outstanding shares;

(b)	an amendment expanding the mandatory redemption provisions; and

(c)	an amendment regarding jurisdiction and waiver of jury trials for shareholder disputes; and

4.	To approve the use of a “manager of mangers” structure with respect to the Funds.

In addition to the above, shareholders of the Funds will be asked to consider and approve such other matters as may properly come before the Special Meeting or any adjournment thereof.

The Board of Trustees of the Trust, including its Trustees that are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), have unanimously recommended that shareholders vote “FOR” each of the Proposals.

Further information relating to the Trust, the Funds, Lattice, the Special Meeting, the Proposals and the Transaction is provided in (i) the Notice of Special Meeting of Shareholders and (ii) the Proxy Statement for the Special Meeting, distribution of which began on or about July 1, 2016.

We advise you to read the entire Proxy Statement carefully before instructing us to vote. An electronic copy of the Proxy Statement has been included with the distribution of this letter. The Proxy Statement is also available at www.latticestrategies.com/proxy and at www.sec.gov, and a printed version may be requested from Lattice by calling toll free at (888) 340-0222.

The investment advisory agreement with respect to your Account grants Lattice authority to vote proxies on behalf of the Account. Nevertheless, Lattice hereby seeks your instruction to vote on behalf of your Account any shares the Account holds in the Funds.

Consistent with the recommendation of the Board of Trustees of the Trust, Lattice seeks your instruction to execute one or more proxy cards on behalf of the Account with votes “FOR” each of the Proposals set forth in the Proxy Statement. Pursuant to the terms of the proxy card(s), the proxy holders are authorized to vote, in their discretion, on such other business and matters incident to the conduct of the Special Meeting or any adjournment thereof as may properly come before it.

Please indicate your instruction by checking the appropriate box “FOR”, “AGAINST” or “ABSTAIN” and by signing and dating the enclosed Proxy Voting Instruction form and returning it to Lattice pursuant to the instructions below. If your Account owns shares of more than one Fund, your Proxy Voting Instruction will provide Lattice with instructions with respect to each such Fund. If you do not wish to instruct us to vote the same for each Fund, please print and return multiple copies of the Proxy Voting Instruction and indicate clearly to which Fund(s) each Proxy Voting Instruction applies.

How to Return Your Proxy Voting Instruction

Please mark your instructions, sign the Proxy Voting Instruction form where indicated and return it by fax to (415) [Fax] or by email to [Email]@latticestrategies.com prior to July 15, 2016.

Thank you in advance for your assistance and timely response. If there are any questions regarding the Proxy Voting Instruction or the Transaction, please call Lattice toll free at (888) 340-0222 or contact Albert Lee directly at (415) [Tel].

Sincerely,

_________________________
Albert Lee

LATTICE STRATEGIES LLC

PROXY VOTING INSTRUCTION

Lattice Strategies Trust

Lattice US Equity Strategy ETF	Lattice Developed Markets (ex-US) Strategy ETF
Lattice Global Small Cap Strategy ETF	Lattice Emerging Markets Strategy ETF

Capitalized terms used in this Proxy Voting Instruction, but not defined herein, have the meaning given to them in the letter dated July 1, 2016 delivered by Lattice Strategies LLC to the undersigned and accompanying this Proxy Voting Instruction. Although the Proxy Statement relating to the Special Meeting has been solicited on behalf of the Board, this Proxy Voting Instruction is directed by Lattice to its separately managed account clients.

By execution of this Proxy Voting Instruction, the undersigned hereby instructs Lattice to execute proxy card(s) on behalf of the Account at the Special Meeting to authorize the proxy holders to vote as indicated with respect to each of the Proposals and, at their discretion, on such other business and matters incident to the conduct of the Special Meeting or any adjournment thereof as may properly come before the Special Meeting. The Board of the Trust has recommended that each shareholder vote “FOR” each Proposal. Additional information is available in the Proxy Statement, which was first distributed to shareholders on or about July 1, 2016. We advise you to read the entire Proxy Statement carefully prior to instructing us to vote. An electronic copy of the Proxy Statement is available at latticestrategies.com/proxy and at www.sec.gov. If you have any questions regarding the Proxy Statement or this Proxy Voting Instruction form, please contact Lattice toll free at (888) 340-0222.

Proposal	For	Against	Abstain

1. To approve a new Investment Advisory Agreement between the Trust, on behalf of the Funds, and Lattice.	☐	☐	☐

2. To approve a new Investment Sub-Advisory Agreement between Lattice and Mellon Capital Management Corporation.	☐	☐	☐

3(a). To approve an amendment to the Declaration of Trust removing the limitation on reclassifying or changing outstanding shares.	☐	☐	☐

3(b). To approve an amendment to the Declaration of Trust expanding the mandatory redemption provisions.	☐	☐	☐

3(c). To approve an amendment to the Declaration of Trust regarding jurisdiction and waiver of jury trials for shareholder disputes.	☐	☐	☐

4. To approve the use of a “manager of managers” structure with respect to the Funds.	☐	☐	☐

Please clearly mark your instructions above. If you sign this Proxy Voting Instruction where indicated below but fail to clearly designate an instruction to vote “For”, “Against” or “Abstain” with respect to any Proposal, your signature will be received as an instruction to vote “FOR” such Proposal. To provide different instructions with multiple Funds, please print additional copies of this Proxy Voting Instruction and clearly cross out the Fund names to which each Proxy Voting Instruction does not apply.

SO INSTRUCTED:

_________________________	Date: _______________, 2016
Authorized Signature

_________________________	__________________________
Printed name	Printed Title

If applicable, please have additional signatories on the Account sign on the next page.

[Lattice Strategies - Proxy Voting Instruction]

LATTICE STRATEGIES LLC

PROXY VOTING INSTRUCTION

If applicable, please have additional signatories on the Account sign below:

_________________________	Date: _______________, 2016
Authorized Signature

_________________________	__________________________
Printed name	Printed Title

_________________________	Date: _______________, 2016
Authorized Signature

_________________________	__________________________
Printed name	Printed Title

[Lattice Strategies - Proxy Voting Instruction]

[Additional Signatory Page]